(ICON)

Prudential
MoneyMart
Assets, Inc.

ANNUAL
REPORT
Dec. 31, 1998

Prudential MoneyMart Assets, Inc.

Performance At A Glance.
Money market yields hovered in a relatively narrow range for much of 1998, then declined sharply as the Federal Reserve eased monetary policy three times to protect the U.S. economic expansion. Prudential MoneyMart Assets provided solid yields and a stable $1 per share net asset value as we locked in attractive yields available during the first half of the year and the final month. On
December 31, 1998, our seven-day current yield for Class A shares was 4.64%, slightly above the 4.53% for the average money market fund tracked by IBC
Financial Data.

Fund Facts                                As of 12/31/98

                     7-Day         Net Asset      Weighted
Avg.  Net Assets
                  Current Yld.    Value (NAV)      Mat.
(WAM)    (Millions)
Class A              4.64%           $1            71 Days
$6,152
Class Z*             4.76            $1            71 Days
$  212
IBC Financial Data
Money Fund Avg.
(General Purpose**)  4.53            $1            61 Days
N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

*Class Z shares are not subject to a distribution fee.

**International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC Money Fund Average (General Purpose - Taxable 1st & 2nd Tier) category as of December 29, 1998, the closest date to the end of our reporting period.

How Investments Compared.
   (As of 12/31/98)
       (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

                  Money Fund Yields Trended Lower.
                            (GRAPH)

Joseph M. Tully, Fund Manager
(PHOTO)

Portfolio
Manager's Report
Prudential MoneyMart Assets seeks maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the United States and abroad. Maturities can range from one day to 13 months. We typically purchase only securities rated in one of the two highest categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its financial objective.

The Importance Of WAM.
Weighted average maturity (WAM) takes into account the maturity level of each security held by a fund. WAM is the measurement tool that determines a fund's sensitivity to changes in interest rates. A lengthened WAM enables a fund's yield to remain higher for a longer period of time when interest rates decline.

Strategy Session.
------------------------------------------------------------
-------------------
During the first half of 1998, our strategy involved taking advantage of attractive buying opportunities created by overdone swings in investor sentiment. For example, investors pushed money market yields lower in January and February. They expected a global financial crisis that began in Asia during
1997 to hurt the U.S. economy and force a near-term cut in the Federal funds rate (the rate banks charge each other for overnight loans). Reducing this key rate encourages economic activity by lowering borrowing costs. To the extent possible, we avoided investing during this period of lower yields.

However, the continued strength of the U.S. economy, plus some "balanced" comments by Federal Reserve Chairman Alan Greenspan in late
February, abruptly
dispelled the notion that a Federal funds rate cut was imminent. As a result, investor sentiment changed and money market yields headed higher. We then locked in higher yields by purchasing one-year term securities that significantly lengthened the Fund's weighted average maturity (WAM).

Anxiety prevailed in fixed-income markets after the financial crisis spread from Asia to Russia and Latin America in August. Money market yields continued to fall in September and October as demand soared for "safe haven" securities, such as U.S. Treasury bills, and investors sold assets that carried more risk.
This trend left Treasuries overvalued and impaired market liquidity. Because of these highly volatile market conditions, we avoided purchasing longer-term money market securities that would have substantially lengthened the Fund's
WAM.

The Federal Reserve cut the Federal funds rate by a quarter percentage point on
September 29, October 15, and November 17, leaving the rate at 4.75% by the end of the year. These moves helped calm the debt markets and restore confidence in the U.S. economy.

What Went Well.
-------------------------------------------------
"Fire Sale" Prices.
In late June, a number of technical market factors converged to create an opportunity to buy securities at what we considered to be "fire sale" prices.
We used this occasion to reposition the Fund's WAM to be more in line with that of its competition.

Year-End Bargains.
Although the three cuts in the Federal funds rate had pushed money market yields sharply lower, companies anxious to borrow money over year end still paid handsomely to do so in early December. We took advantage of this brief jump in yields by purchasing variable-rate securities as well as securities maturing in two months, three months, and one year. All carried yields that were attractive relative to the Federal funds rate.

And Not So Well.
-------------------------------------------------
Too Short.
Growing demand for Treasuries and fear of a recession in the United States began to drive interest rates dramatically lower in August. We initially thought this decline was overdone in light of the U.S. economy's relative strength and the Federal Reserve's bias toward raising short-term rates earlier in the year. Therefore, we avoided purchasing longer-term money market securities, which allowed the Fund's WAM to shorten substantially compared with that of its competition. This hurt Fund returns.

When the debt markets settled down, we once again repositioned the Fund's WAM more in line with its competition.

Looking Ahead.
-------------------------------------------------
The U.S. economy remains surprisingly resilient. Therefore, we do not expect another Federal funds rate reduction in the near future. For the longer term, however, the absence of inflationary pressures in the United States and the spread of global financial turmoil to Latin America suggest the next major change in monetary policy will likely be a short-term rate cut. With this in mind, we plan to keep the Fund's WAM longer than that of its competition and to buy term securities "on weakness" or when yields temporarily rise.

     Weighted Average Maturity Compared To The Average Fund.
                         (GRAPH)

President's Letter
February 16, 1999
------------------------------------------------------------
-------------------
(PHOTO)

Dear Shareholder:
Many major equity market indexes ended 1998 on the upswing -
- posting an
unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98
The volatility of 1998 underscores points all investors should keep in mind:
Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor.
Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President

Portfolio of Investments as
of December 31, 1998               PRUDENTIAL MONEYMART
ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
    --------------------------------------------------------
----
Bank Notes--7.3%
             FCC National Bank
 $  36,000   5.19%, 1/15/99                       $
36,000,000
    34,000   4.90%, 12/16/99
33,984,307
    65,000   4.885%, 12/16/99
64,960,998
             First Union National Bank
    86,000   5.59%, 2/19/99
86,000,000
             Key Bank N.A.
    33,000   4.67%, 1/29/99
32,998,655
             Nationsbank N.A.
   121,000   5.05%, 2/16/99
121,000,000
    92,000   4.90%, 12/14/99
91,957,780
                                                  ----------
----

466,901,740
------------------------------------------------------------
Certificates of Deposit - Domestic--4.9%
             Bayerishe Hypotheken und Vereinsbank AG
    11,000   5.675%, 3/3/99
10,999,207
             Canadian Imperial Bank of Commerce
    94,000   5.55%, 2/10/99
93,995,058
             Chase Manhattan Bank (USA)
    50,000   5.25%, 2/8/99
50,000,000
             National Bank of Canada
    75,000   5.23%, 3/2/99
75,000,000
             Rabobank Nederland
    80,000   5.50%, 2/9/99
79,993,438
                                                  ----------
----

309,987,703
------------------------------------------------------------
Certificates of Deposit - Eurodollar--3.7%
             Abbey National Treasury Services
                PLC
    65,000   5.25%, 1/20/99
65,000,000
   100,000   5.75%, 3/5/99
100,000,000
             Barclays Bank
    74,000   5.37%, 2/24/99
74,016,113
                                                  ----------
----

239,016,113
------------------------------------------------------------
Certificates of Deposit - Yankee--10.8%
             ABN-Amro Bank
    69,000   4.88%, 12/22/99
68,954,647
    95,000   4.92%, 12/23/99
94,955,281
             Barclays Bank PLC
 $  50,000   5.56%, 2/25/99                       $
49,995,664
             Bayerische Landesbank Girozentrale
   150,000   4.885%, 12/20/99
149,908,989
             Deutsche Bank
   150,000   5.54%, 2/24/99
149,989,353
    25,000   5.57%, 2/26/99
24,998,161
    50,000   5.62%, 2/26/99
49,996,322
    50,000   5.63%, 2/26/99
49,993,384
    50,000   5.66%, 3/3/99
49,995,996
                                                  ----------
----

688,787,797
------------------------------------------------------------
Commercial Paper--54.7%
             Abbey National North America Corp.
    14,000   5.229%, 2/9/99
13,920,693
             Aetna Services Inc.
     4,000   5.60%, 1/12/99
3,993,156
    13,000   5.50%, 1/15/99
12,972,194
             American General Finance Corp.
    31,812   5.20%, 2/9/99
31,632,792
    11,000   5.22%, 2/17/99
10,925,035
             American Honda Finance Corp.
    15,000   5.25%, 2/10/99
14,912,500
             Aon Corp.
    10,000   5.38%, 2/26/99
9,916,311
             Associates Corp. of North America
    42,000   5.22%, 2/16/99
41,719,860
   100,000   5.11%, 3/9/99
99,048,972
             Associates First Capital Corp.
    75,000   5.20%, 2/9/99
74,577,500
     9,000   5.16%, 2/16/99
8,940,660
    50,000   5.29%, 2/17/99
49,654,681
             Bank of Montreal
   120,000   5.122%, 2/18/99
119,180,480
             BBL North America Funding Corp.
    42,000   5.185%, 1/22/99
41,872,967
    80,000   5.09%, 1/28/99
79,694,600
     9,090   5.33%, 1/29/99
9,052,317
             Chase Manhattan Corp.
    38,708   5.22%, 2/22/99
38,416,142

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1998               PRUDENTIAL MONEYMART
ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                 Value (Note 1)
 -----------------------------------------------------------
-
Commercial Paper (cont'd.)
             Chrysler Financial Co., L.L.C.
 $  50,000   5.25%, 2/22/99                       $
49,620,833
             CIT Group Holdings, Inc.
    75,000   5.10%, 2/19/99
74,479,375
             Coca-Cola Enterprises, Inc.
    25,000   5.17%, 3/3/99
24,780,993
             Cregem North America, Inc.
    70,000   5.12%, 3/19/99
69,233,422
             Daimler Benz North America
    19,726   5.22%, 2/23/99
19,574,406
    12,106   5.25%, 2/23/99
12,012,431
    33,000   5.00%, 3/24/99
32,624,167
             Duke Capital Corp.
     3,536   5.20%, 1/4/99
3,534,468
             Enterprise Funding Corp.
     8,843   5.40%, 1/20/99
8,817,797
    17,000   5.40%, 1/22/99
16,946,450
    25,084   5.30%, 1/29/99
24,980,598
             First Chicago Financial Corp.
    35,000   5.12%, 2/11/99
34,795,911
             Ford Motor Credit Corp.
    21,000   5.398%, 1/14/99
21,000,000
   123,026   5.10%, 3/8/99
121,875,707
             General Electric Capital Corp.
    67,000   5.16%, 1/29/99
66,731,107
   125,936   5.11%, 3/8/99
124,756,190
    34,259   5.11%, 3/9/99
33,933,187
    48,000   4.88%, 6/11/99
46,952,427
             General Motors Acceptance Corp.
   140,000   5.19%, 1/26/99
139,495,417
   179,700   5.06%, 1/29/99
178,992,781
             Johnson Controls, Inc.
    18,742   5.42%, 1/19/99
18,691,209
             Merrill Lynch & Co., Inc.
   148,210   5.14%, 3/19/99
146,580,596
             Monte Rosa Capital Corp.
    10,000   5.40%, 1/28/99
9,959,500
    19,873   5.40%, 1/29/99
19,789,533
    45,000   5.40%, 2/12/99
44,716,500
 $  49,000   5.30%, 2/19/99                       $
48,646,519
    16,098   5.43%, 2/19/99
15,979,022
    81,000   5.46%, 2/19/99
80,398,035
    29,000   5.28%, 2/22/99
28,778,827
             NationsBank Corp.
    41,000   5.50%, 2/12/99
40,736,917
             Nationwide Building Society
    23,000   5.06%, 3/1/99
22,809,266
    16,000   5.11%, 3/9/99
15,847,835
             Nordbanken North America, Inc.
    25,000   5.10%, 2/17/99
24,833,542
             Norwest Financial, Inc.
    34,000   5.23%, 3/4/99
33,693,754
             Old Line Funding Corp.
    60,900   5.40%, 1/14/99
60,781,245
    24,589   5.40%, 1/15/99
24,537,363
     9,000   5.37%, 1/29/99
8,962,410
             PNC Funding Corp.
    10,000   5.20%, 2/22/99
9,924,889
             Preferred Receivables Funding
                Corp.
    11,000   5.40%, 2/16/99
10,924,100
             SAFECO Corp.
    16,825   4.90%, 3/29/99
16,625,764
    10,589   5.08%, 4/19/99
10,427,624
     5,000   5.08%, 4/28/99
4,917,450
             Salomon Smith Barney Holdings,
                Inc.
    80,000   5.23%, 1/15/99
79,837,289
             Sears Roebuck Acceptance Corp.
    32,000   5.25%, 2/24/99
31,748,000
             Toronto Dominion Holdings (USA)
    45,362   4.90%, 6/4/99
44,411,162
   200,000   4.90%, 6/8/99
195,698,889
             UBS Finance (Delaware), Inc.
   204,630   5.219%, 1/15/99
204,214,681
   116,522   5.073%, 1/28/99
116,078,663
             Unifunding, Inc.
    28,000   5.23%, 2/5/99
27,857,628
   150,000   5.10%, 2/26/99
148,810,000
             Windmill Funding Corp.
    32,000   5.60%, 1/15/99
31,930,311

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL MONEYMART
ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
    --------------------------------------------------------
---
Commercial Paper (cont'd.)
 $  21,538   5.42%, 1/22/99                       $
21,469,904
    75,000   5.40%, 1/28/99
74,696,250
    20,800   5.10%, 2/1/99
20,708,653
             Wood Street Funding Corp.
    18,000   5.40%, 2/18/99
17,870,400
                                                  ----------
----

3,479,462,257
------------------------------------------------------------
Loan Participations--1.0%
             Baker Hughes Inc.
    61,000   5.70%, 1/29/99
61,000,000
------------------------------------------------------------
Other Corporate Obligations--15.2%
             Abbey National Treasury Services
                PLC
    50,000   5.72%, 6/11/99
49,983,106
             Bishops Gate Residental
                Mortgage(b)
    41,000   5.747%, 1/20/99
41,000,000
             Goldman Sachs Group L.P. Medium
                Term Note(b)
   370,700   5.875%, 1/19/99
370,700,000
             Liquid Asset Backed Securities
                Trust(b)
    46,443   5.624%, 1/26/99
46,442,768
             Restructured Asset Certificates(b)
   122,000   5.6101%, 1/4/99
122,000,000
   117,000   5.675%, 2/10/99
117,000,000
    21,000   5.629%, 1/29/99
21,000,000
             Strategic Money Market Trust(b)
    19,000   5.592%, 1/5/99
19,000,000
   179,000   5.320%, 3/16/99
179,000,000
                                                  ----------
----

966,125,874
------------------------------------------------------------
Total Investments--97.6%
             (amortized cost $6,211,281,484(a))
6,211,281,484
             Other assets in excess of
                liabilities--2.4%
153,041,876
                                                  ----------
----
             Net Assets--100%
$6,364,323,360
                                                  ----------
----
                                                  ----------
----

---------------
 (a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
 (b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1998 was as follows:

Commercial Banks.....................................
53.9%
Security Brokers & Dealers...........................   10.2
Motor Vehicle........................................    9.0
Asset Backed Securities..............................    7.1
Short-Term Business Credit...........................    5.4
Bank Holding Companies-Domestic......................    3.4
Personal Credit Institutions.........................    3.2
Health...............................................    2.5
Oil Construction.....................................    1.0
Mortgage Banks.......................................     .6
Fire & Marine Casualty Insurance.....................     .5
Beverages............................................     .4
Regulating Controls..................................     .3
Electric Services....................................     .1
                                                       -----
                                                        97.6
Other assets in excess of liabilities................    2.4
                                                       -----

100.0%
                                                       -----
                                                       -----
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities            PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1998

-----------------
Investments, at amortized cost which approximates market
value..........................................       $
6,211,281,484
Cash........................................................
 ............................................
391,643
Receivable for Fund shares
sold........................................................
 .................           212,538,719
Interest
receivable..................................................
 ...................................            55,462,248
Deferred expenses and other
assets......................................................
 ................               163,194

-----------------
   Total
assets......................................................
 ...................................         6,479,837,288

-----------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ....................           107,881,745
Accrued
expenses....................................................
 ....................................             4,492,225
Management fee
payable.....................................................
 .............................             1,652,875
Dividends
payable.....................................................
 ..................................             1,149,310
Distribution fee
payable.....................................................
 ...........................               337,773

-----------------
   Total
liabilities.................................................
 ...................................           115,513,928

-----------------
Net
Assets......................................................
 ........................................       $
6,364,323,360

-----------------

-----------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares
authorized for issuance)....................       $
6,364,323
   Paid-in capital in excess of
par.........................................................
 ............         6,357,959,037

-----------------
Net assets, December 31,
1998........................................................
 ...................       $ 6,364,323,360

-----------------

-----------------
Class A:
   Net asset value, offering price and redemption price per
share
      ($6,152,043,681 / 6,152,043,681 shares of common stock
issued and outstanding)....................
$1.00

-----------------

-----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($212,279,679 / 212,279,679 shares of common stock
issued and outstanding)........................
$1.00

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1998
Income
   Interest..............................     $ 395,288,579
                                            ----------------
-
Expenses
   Management fee........................        21,115,140
   Distribution fee--Class A.............         8,512,971
   Transfer agent's fees and expenses....        15,824,400
   Reports to shareholders...............         1,950,000
   Registration fees.....................           536,000
   Custodian's fees and expenses.........           215,000
   Insurance.............................            99,000
   Director's fees and expenses..........            56,000
   Audit fees and expenses...............            35,000
   Legal fees and expenses...............            29,000
   Miscellaneous.........................           111,062
                                            ----------------
-
      Total expenses.....................        48,483,573
                                            ----------------
-
Net investment income....................       346,805,006
                                            ----------------
-
Net Realized Gain on Investments
Net realized gain on investment
   transactions..........................            24,512
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................     $ 346,829,518
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                Year Ended December 31,
in Net Assets                      1998                1997
Operations
   Net investment income...  $    346,805,006    $
361,956,251
   Net realized gain on
      investment
      transactions.........            24,512
10,050
                             ----------------    -----------
-----
   Net increase in net
      assets resulting from
      operations...........       346,829,518
361,966,301
                             ----------------    -----------
-----
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (336,977,571)
(353,829,321)
      Class Z..............        (9,851,947)
(8,136,980)
                             ----------------    -----------
-----
                                 (346,829,518)
(361,966,301)
                             ----------------    -----------
-----
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    30,787,213,555
32,812,146,168
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       329,144,169
346,107,446
   Cost of shares
      reacquired...........   (31,773,032,919)
(33,601,689,773)
                             ----------------    -----------
-----
   Net decrease in net
      assets from Fund
      share transactions...      (656,675,195)
(443,436,159)
                             ----------------    -----------
-----
Total decrease.............      (656,675,195)
(443,436,159)
Net Assets
Beginning of year..........     7,020,998,555
7,464,434,714
                             ----------------    -----------
-----
End of year................  $  6,364,323,360    $
7,020,998,555
                             ----------------    -----------
-----
                             ----------------    -----------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                  PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the
Investment Company Act of 1940 as a diversified, open-end
management investment
company. The Fund invests primarily in a portfolio of money
market instruments
maturing in thirteen months or less whose ratings are within the two highest
rating categories by a nationally recognized statistical
rating organization or,
if not rated, are of comparable quality. The ability of the
issuers of the
securities held by the Fund to meet their obligations may be affected by
economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies
followed by the Fund in the preparation of its financial
statements.
Securities Valuations: Portfolio securities are valued at
amortized cost, which
approximates market value. The amortized cost method
involves valuing a security
at its cost on the date of purchase and thereafter assuming
a constant
amortization to maturity of any discount or premium. Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy
that its custodian or
designated subcustodians, as the case may be under triparty
repurchase
agreements, take possession of the underlying collateral
securities, the value
of which exceeds the principal amount of the repurchase
transaction including
accrued interest. If the seller defaults and the value of
the collateral
declines or if bankruptcy proceedings are commenced with
respect to the seller
of the security, realization of the collateral by the Fund
may be delayed or
limited.
Securities Transactions and Net Investment Income: Security
transactions are
recorded on the trade date. Realized gains and losses on
sales of investments
are calculated on the identified cost basis. Interest income is recorded on the
accrual basis. Expenses are recorded on the accrual basis
which may require the
use of certain estimates by management. Net investment
income of the Fund
consists of interest accrued and discount earned less
estimated expenses
applicable to the dividend period. Net investment income
(other than
distribution fees), and realized gains or losses, if any,
are allocated daily to
each class of shares based upon the relative proportion of
net assets of each
class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to
regulated investment
companies and to distribute all of its taxable net
investment income to its
shareholders. Therefore, no federal income tax provision is
required.
The cost of portfolio securities for federal income tax
purposes is
substantially the same as for financial reporting purposes. Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends
daily to the
shareholders of record at the time of such declaration.
Payment of dividends is
made monthly.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for
the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the Fund's average daily net assets up
to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess
of $50 million.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A and
Class Z shares of the
Fund through June 30, 1998. Effective July 1, 1998,
Prudential Investment
Management Services LLC ('PIMS') became the distributor of
the Fund and is
serving the Fund under the same terms and conditions as
under the agreement with
PSI. The Fund reimburses the distributors for distributing
and servicing the
Fund's Class A shares pursuant to the plan of distribution
at an annual rate of
 .125 of 1% of the average daily net assets of the Class A
shares. The Class A
distribution fee is accrued daily and payable monthly. No
distribution or
service fees are paid to PIMS as distributor of the Class Z
shares of the Fund.
PSI, PIFM, PIMS and PIC are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
------------------------------------------------------------
--------------------
                                       8

Notes to Financial Statements                  PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
December 31, 1998,
the Fund incurred fees of approximately $14,724,500 for the
services of PMFS. As
of December 31, 1998, approximately $1,118,600 of such fees
were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 6,364,323,360 shares of common stock issued and outstanding at December 31, 1998, PIFM owned 590 and 270 shares of Class A and Z, respectively.
Transactions in shares of common stock for the years ended
December 31, 1998 and
1997 were as follows:

                                          Year ended
                                         December 31,
                             -------------------------------
-----
                                   1998                1997
                             ----------------    -----------
-----
Class A
---------------------------
Shares sold................    30,236,936,348
32,421,538,819
Shares issued in
  reinvestment of dividends
  and distributions........       319,520,177
338,151,149
Shares reacquired..........   (31,268,059,561)
(33,211,266,138)
                             ----------------    -----------
-----
Net decrease in shares
  outstanding..............      (711,603,036)
(451,576,170)
                             ----------------    -----------
-----
                             ----------------    -----------
-----
Class Z
---------------------------
Shares sold................       550,277,207
390,607,349
Shares issued in
  reinvestment of dividends
  and distributions........         9,623,992
7,956,297
Shares reacquired..........      (504,973,358)
(390,423,635)
                             ----------------    -----------
-----
Net increase in shares
  outstanding..............        54,927,841
8,140,011
                             ----------------    -----------
-----
                             ----------------    -----------
-----

------------------------------------------------------------
--------------------
                                       9

Financial Highlights                           PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------

Class A                                            Class Z
                                ----------------------------
------------------------------------------     -------------
--------

Year Ended
                                                       Year
Ended December 31,                                 December
31,
                                ----------------------------
------------------------------------------     -------------
--------
                                   1998           1997
1996           1995           1994          1998
1997
                                ----------     ----------
----------     ----------     ----------     --------     --
------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period................    $    1.000     $    1.000
$    1.000     $    1.000     $    1.000     $  1.000     $
1.000
Net investment income and
  net realized gains........          .050           .050
 .048           .054           .037         .051         .051
Dividends and distributions
  to shareholders...........         (.050)         (.050)
(.048)         (.054)         (.037)       (.051)
(.051)
                                ----------     ----------
----------     ----------     ----------     --------     --
------
Net asset value, end of
   period...................    $    1.000     $    1.000
$    1.000     $    1.000     $    1.000     $  1.000     $
1.000
                                ----------     ----------
----------     ----------     ----------     --------     --
------
                                ----------     ----------
----------     ----------     ----------     --------     --
------
TOTAL RETURN(a).............          5.06%          5.09%
4.97%          5.51%          3.72%        5.19%
5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000)....................    $6,152,044     $6,863,647
$7,315,223     $7,221,658     $6,544,880     $212,280
$157,352
Average net assets (000)....    $6,810,377     $7,121,692
$7,326,023     $6,914,520     $7,071,381     $194,669
$159,508
Ratios to average net
   assets:
   Expenses, including
      distribution fee......           .69%           .70%
 .71%           .69%           .71%         .57%         .58%
   Expenses, excluding
      distribution fee......           .57%           .58%
 .59%           .56%           .58%         .57%         .58%
   Net investment income....          4.95%          4.97%
4.83%          5.38%          3.65%        5.07%
5.10%

                                March 1,
                                1996(b)
                                Through
                              December 31,
                                  1996
                              ------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period................    $  1.000
Net investment income and
  net realized gains........        .040
Dividends and distributions
  to shareholders...........       (.040)
                              ------------
Net asset value, end of
   period...................    $  1.000
                              ------------
                              ------------
TOTAL RETURN(a).............        4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000)....................    $149,212
Average net assets (000)....    $121,135
Ratios to average net
   assets:
   Expenses, including
      distribution fee......         .59%(c)
   Expenses, excluding
      distribution fee......         .59%(c)
   Net investment income....        4.86%(c)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day
    and a sale on the last day of each period reported and
includes reinvestment
    of dividends and distributions. Total returns for less
than a full year are
    not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     10

Report of Independent Accountants              PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential MoneyMart Assets, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc.
(the 'Fund') at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the three years ended
December 31, 1996 were audited by other independent accountants whose report dated February 6, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 12, 1999
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

------------------------------------------------------------
-------------------
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Robin B. Smith
Stephen Stoneburn
Brian M. Storms
Nancy H. Teeters

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435H102
74435H201                  MF108E